Summary Prospectus Supplement

April 13, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 13, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2019

Asia Opportunity Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Kristian Heugh	Managing Director of the Adviser	Since Inception
Krace Zhou	Managing Director of the Adviser	September 2016
Anil Agarwal	Managing Director of Morgan Stanley Asia Limited	April 2020

Please retain this supplement for future reference.

  IFIASIASUMPROSPT 4/20